AB Multi-Manager Select 2025 Fund

Portfolio of Investments

October 31, 2019 (unaudited)

Company	Shares	U.S. $ Value
INVESTMENT COMPANIES - 99.4%
Funds and Investment Trusts - 99.4% (a)
AB All Market Real Return Portfolio-Class Z (b)	552,051	$4,736,601
AB Bond Inflation Strategy Portfolio-Class Z (b)	585,310	6,321,344
AB Discovery Growth Fund, Inc.-Class Z (b)	285,281	3,209,412
AB Discovery Value Fund-Class Z (b)	159,836	3,105,609
AB Global Bond Fund, Inc.-Class Z (b)	1,791,209	15,458,131
AB Global Real Estate Investment Fund II-Class I (b)	384,824	4,764,118
AB High Income Fund, Inc.-Class Z (b)	1,546,431	12,680,734
AB Relative Value Fund-Class Z (b)	1,098,050	6,335,749
AB Unconstrained Bond Fund, Inc.-Class Z (b)	194,079	1,515,754
AQR International Defensive Style Fund-Class R6	472,936	6,365,718
AQR Style Premia Alternative Fund-Class R6	357,114	3,060,471
BlackRock Total Return Bond Fund-Class K	398,031	4,760,445
Boston Partners Long/Short Research Fund-Class INS	505,402	7,904,484
DFA Commodity Strategy Portfolio	875,407	4,779,724
iShares Core S&P 500 ETF	91,476	27,897,436
MFS Institutional International Equity Fund	116,871	3,189,421
PIMCO Real Return Fund	565,392	6,321,082
Schwab US Dividend Equity ETF	228,169	12,667,943
T. Rowe Price Emerging Markets Stock Fund-Class I	72,964	3,206,039
T. Rowe Price International Funds-International Discovery Fund-Class I	24,005	1,564,419
Vanguard FTSE Developed Markets ETF	225,474	9,560,098
Vanguard FTSE Emerging Markets ETF	37,812	1,582,432
Vanguard Short-Term Bond ETF	29,447	2,384,324
Vanguard Total Bond Market ETF	56,328	4,760,279

Total Investment Companies (cost $153,887,947)		158,131,767

SHORT-TERM INVESTMENTS - 0.6%
Investment Companies - 0.6%
AB Fixed Income Shares, Inc.-Government Money Market Portfolio-Class AB, 1.78% (a)(b)(c) (cost $946,316)	946,316	946,316

Total Investments - 100.0% (cost $154,834,263) (d)		159,078,083
Other assets less liabilities - 0.0%		31,806

Net Assets - 100.0%		$159,109,889

(a)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Affiliated investments.

(c)	The rate shown represents the 7-day yield as of period end.
(d)

As of October 31, 2019, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $6,401,831 and gross unrealized depreciation of investments was $(2,158,011), resulting in net unrealized appreciation of $4,243,820.

Glossary:

ETF	-	Exchange Traded Fund
FTSE	-	Financial Times Stock Exchange

AB Cap Fund, Inc.

AB Multi-Manager Select 2025 Fund

October 31, 2019 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2019:

Investments in Underlying Portfolios:	Level 1	Level 2			Level 3			Total
Assets:
Investment Companies	$158,131,767	$	– 0	–	$	– 0	–	$158,131,767
Short-Term Investments	946,316		– 0	–		– 0	–	946,316

Total	$159,078,083	$	– 0	–	$	– 0	–	$159,078,083

A summary of the Fund’s transactions in AB mutual funds for the three months ended October 31, 2019 is as follows:

Distributions
Affiliated Issuer	Market Value 7/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./ (Depr.) (000)	Market Value 10/31/19 (000)	Dividend Income (000)	Realized Gains (000)
AB All Market Real Return Portfolio	$4,623	$119	$70	$(6)	$71	$4,737	$	– 0	–	$	– 0	–
AB Bond Inflation Strategy Portfolio	6,188	564	421	3	(13)	6,321	52	– 0	–
AB Discovery Growth Fund, Inc.	3,053	393	– 0	–	– 0	–	(237)	3,209	– 0	–	– 0	–
AB Discovery Value Fund	3,114	– 0	–	– 0	–	– 0	–	(8)	3,106	– 0	–	– 0	–
AB Global Bond Fund, Inc.	15,917	5,115	5,690	284	(168)	15,458	85	– 0	–
AB Global Real Estate Investment Fund II	4,559	80	210	10	325	4,764	18	– 0	–
AB High Income Fund, Inc.	10,880	2,555	670	(11)	(73)	12,681	186	– 0	–
AB Relative Value Fund	6,115	33	– 0	–	– 0	–	188	6,336	– 0	–	– 0	–
AB Unconstrained Bond Fund, Inc.	1,524	13	– 0	–	– 0	–	(21)	1,516	13	– 0	–
Government Money Market Portfolio	203	16,143	15,400	– 0	–	– 0	–	946	4	– 0	–

Total	$56,176	$25,015	$22,461	$280	$64	$59,074	$358	$	– 0	–